Exhibit 10.30

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS

DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE

INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

OPTION AGREEMENT

between

The University Court of the University of Edinburgh

and

Neurogene Inc.

Edinburgh Innovations Ltd

Murchison House

10 Max Born Crescent

Edinburgh

EH9 3BF

Ref: [***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS

DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE

INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

OPTION AGREEMENT

between

THE UNIVERSITY COURT OF THE UNIVERSITY OF EDINBURGH, a charitable body registered in Scotland with registration number SC005336, incorporated under the Universities (Scotland) Acts and having its principal office at Old College, South Bridge, Edinburgh EH8 9YL (“the University”)

and

Neurogene Inc. a company registered in Delaware, USA with Employer Identification Number 83-1948969 and having its principal place of business at 535 W 24th Street, 5th Floor, New York, NY 10011, USA (“The Company”)

(together “the Parties” and each one of them “a Party”)

Background

(A)	The University is the applicant in respect of the Patent Rights (defined below).

(B)	The Company wishes to acquire an option to take a licence to the Patent Rights, data and results and the University has agreed to grant such an option on the terms and conditions set out below.

Terms and Conditions

It is hereby agreed as follows:

1.	DEFINITIONS

1.1	The following terms shall have the following meanings:

1.1.1	Agreement means this agreement;

1.1.2	Commencement Date means the last date of execution of this Agreement;

1.1.3

Confidential Information means any information (including samples, drawings, specifications, photographs, designs, computer code, computer programs, software, data, formulae, processes, know-how, any technical or commercial information), reports, papers which refer to the Invention which have not yet been published, correspondence or documents which is disclosed by or on behalf of one Party to any other Party and which is, or which should reasonably be expected to be, of a confidential nature;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS

DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE

INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

1.1.4	Edinburgh Contact means Head of Technology Transfer of Edinburgh Innovation Ltd, the University’s technology transfer office;

1.1.5	Field means for the prevention or treatment of disease or medical or genetic conditions in humans.

1.1.6

Force Majeure means in relation to either Party any event or circumstance which is beyond the reasonable control of that Party and which results in or causes the failure of that Party to perform any or all of its obligations under this Agreement; provided always that lack of funds shall not be interpreted as a cause beyond the reasonable control of that Party;

1.1.7	Indemnified Parties means the University and its directors, officers, employees, representatives, agents and associated undertakings;

1.1.8	Initial Patent Application means the United States, foreign, or international patent and/or patent applications covering or claiming the Invention.

1.1.9	Insolvency Event means any one or more of the following:

a)

a notice shall have been issued to convene a meeting for the purpose of passing a resolution to wind up a Party or such a resolution shall have been passed other than a resolution for the solvent reconstruction or reorganisation of a Party or for the purpose of inclusion of any part of the share capital of a Party in the Official List of the London Stock Exchange or other recognised stock exchange or an application by a Party for registration as a public company in accordance with the requirements of the Companies Act 2006; or

b)

a resolution shall have been passed by a Party’s directors to seek a winding up or administration order or a petition for a winding up or administration order shall have been presented against a Party or such an order shall have been made; or

c)

a receiver, administrative receiver, receiver and manager, interim receiver, custodian, sequestrator or similar officer is appointed in respect of a Party over a substantial part of its assets or any third party takes steps to appoint such an officer in respect of a Party; or

d)	a step or event shall have been taken or arisen outside the United Kingdom which is similar or analogous to any of the steps or events listed at (a) to (c) above; or

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INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

e)	where a Party is resident in the United Kingdom it is deemed to be unable to pay its debts within the meaning of Section 123 Insolvency Act 1986;

1.1.10

Invention means “miRNA feed-forward regulation of gene therapy cassettes to regulate transgene expression and prevent overexpression” developed in the laboratories of the Inventors and as described in the invention disclosure form signed by the Inventors (Edinburgh Reference: [***]).

1.1.11	Inventors means [***] of the University of Edinburgh.

1.1.12

Negotiation Period means the period of [***] (or such longer period as may be agreed between the Parties) commencing on the date on which the University receives written notice of the Company’s exercise of the Option, pursuant to Clause 4.2;

1.1.13	Option means the option set out in Clause 4.1;

1.1.14	Option Period means the period of [***] commencing on the Commencement Date;

1.1.15

Patent Rights means (i) the Initial Patent Application; (ii) any other patent applications filed by the University under Clause 5; (iii) any patents granted pursuant to the Initial Patent Applications and any patent applications claiming priority therefrom; and (iv) all reissues, extensions, substitutions, continuations, divisions, continuations-in-part applications, supplementary protection certificates or other extensions of term based on or disclosed in the Initial Patent Application or any of the aforementioned patent applications and/or patents;

1.1.16

Permitted Purpose means the evaluation of the Patent Rights by the Company. The Permitted Purpose shall exclude any use of the Patent Rights (i) for a purpose which generates revenue or other income or commercial benefit either directly or indirectly and / or any other action or inaction which is intended to yield immediate or future commercial value; and / or (ii) to provide services to any third party;

1.1.17	Results means all data and results complied, gathered, generated, conceived or developed which relates to the Invention.

1.1.18	Term shall have the meaning ascribed to it in Clause 2.1.

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1.2	In this Agreement, unless the context otherwise requires:
1.2.1	references to recitals, clauses, sub-clauses and schedule are to recitals, clauses, sub-clauses and the Schedule to this Agreement;

1.2.2	headings to clauses and the schedule are for ease of reference only and do not form part of this Agreement and shall not in any way affect its interpretation;

1.2.3	words importing the singular shall include the plural and vice versa;

1.2.4

any phrase introduced by any of the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding such terms.

2.	COMMENCEMENT AND DURATION

2.1	This Agreement and the rights granted hereunder shall commence on the Commencement Date and shall continue in force until:

2.1.1	in the event that the Company fails to exercise the Option during the Option Period, the expiry of the Option Period; or

2.1.2	in the event that the Company exercises the Option, the first to occur of (i) signature of the commercial licence agreement referred to in Clause 4.3; or (ii) expiry of the Negotiation Period; or

2.1.3	the Agreement is terminated pursuant to Clause 7;

2.2	The Term may be extended upon the written agreement of both Parties.

3.	GRANT OF RIGHTS

3.1

Subject to the terms of this Agreement, the University hereby grants to the Company an exclusive, non-transferable licence to operate under the Patent Rights solely for the Permitted Purpose and only during the Option Period.

3.2

The University shall provide the Company with a written copy of the research plan and periodic updates regarding the research being undertaken under any such research plan, In addition, University shall provide a written copy of all Results within a reasonable period of time but no fewer than [***] during the Option Period.

3.3	The Company is not permitted to operate under the Patent Rights, nor use any Results, for any purpose other than the Permitted Purpose.

3.4	The Company is not permitted to grant any sub-licences of the Patent Rights.

3.5	No further right or licence is granted to the Company by this Agreement, save as expressly set out in Clauses 3 and 4 of this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS

DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE

INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

4.	OPTION RIGHTS

4.1

The University hereby grants to the Company a first right to exclusively negotiate with the University to obtain from the University a licence (which may be exclusive or non-exclusive at the option of the Company) to commercially exploit the Patent Rights, in the Field only, based upon the terms outlined in Schedule A. University shall not, commencing on execution of this Agreement and during the Option, cause or permit any of its employees, agents or representatives to negotiate, encourage, solicit or enter into or propose to enter into any license or option agreement regarding the Invention.

4.2	The Option may be exercised by the Company at any time during the Option Period, by serving written notice to the University Contact.

4.3

Upon receipt of any notice from the Company as provided for in Clause 4.2, the University and the Company undertake to negotiate, in good faith, the terms of an appropriate licence based upon the terms outlined in Schedule A and shall use reasonable endeavours to conclude the relevant licence agreement prior to the expiry of the Negotiation Period.

4.4	In the event that:

4.4.1	the Company fails to exercise the Option prior to the expiry of the Option Period; or

4.4.2	the Company exercises the Option during the Option Period but the Parties fail to enter into a licence agreement prior to the expiry of the Negotiation Period;

the Option shall automatically expire and (i) the Company shall have no rights to use or commercially exploit the Patent Rights; and (ii) the University shall be at liberty to enter into any licence or other agreements or arrangements with any third party or parties to commercially exploit the Patent Rights, entirely at its sole discretion.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS

DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE

INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

5.	PATENT

5.1

[***] shall take full responsibility for the preparation, filing, prosecution and maintenance of the Patent Rights, at all times in consultation with [***]. The University and the Company shall execute all necessary papers to enable the Patent Rights to proceed in the name of [***]. The University and the Company shall provide to each other prompt notice of any matters that come to their respective attentions, which may affect the preparation, filing, prosecution, or maintenance of any of the Patent Rights. For purposes of clarification, [***] shall have the right to review and comment on any patent applications, including the Initial Patent Application, and [***] shall provide [***] with copies of the patent applications [***] prior to filing such applications. [***] shall consider [***] comments in good faith, provided, however, that [***] shall have the right to make the final decisions for all matters associated with the filing of such patent applications during the Option Period.

5.2

During the Term, all costs incurred in connection with the preparation, filing, prosecution, and maintenance of the Patent Rights, shall be borne solely by [***]. [***] shall reimburse the [***], within [***] of receipt of an invoice from [***], all such costs.

6.	CONSIDERATION

6.1	As consideration for the rights granted under Clause 3, the Company shall meet the costs outlined in Clause 5.2 within [***] of receipt of an invoice.

6.2	All and any monetary payments or other consideration due to the University under and in terms of this Agreement:

6.2.1

Are exclusive of value added (or the like) tax which may be payable thereon, which the Company undertakes to pay at the then prevailing rate forthwith upon receipt of an invoice from the University; and

6.2.2	Shall be paid gross without the deduction of any withholding or similar income taxes, charges, or other duties.

6.3	All and any payment to the University in terms of Clause 5 shall be paid in Sterling, on the due date given in Clause 6.1 by direct bank credit (or BACS) to the following bank account:

[***]

6.4	If the Company fails to pay any amount payable under this Agreement on the [***] after the due date given in Clause 6.1 the University shall be entitled:

6.4.1

to charge the Company interest on the overdue amount, payable by the Company forthwith on demand from the University, from the due date up to the date of actual payment, accruing on a daily basis, after as well as before, judgement, at the rate of [***] over the base lending rate of the Bank of Scotland from time to time.

6.5	If the Company fails to pay any amount payable under this Agreement on the [***] after the due date given in Clause 6.1 the University shall be entitled:

6.5.1	to terminate this Agreement as provided for in Clause 7.

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DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE

INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

7.	TERMINATION

7.1	Either Party (the “Non-defaulting Party”) shall be entitled to terminate this Agreement forthwith by notice in writing to other Party (the ‘Defaulting Party’) in the event that the Defaulting Party:-

7.1.1

fails to perform or observe any of the obligations on its part to be performed or observed under this Agreement, provided that, where the Non-defaulting Party considers the breach to be remediable, (i) the Non-defaulting Party shall first have given written notice to the Defaulting Party requiring it to remedy such breach within [***] and indicating that this Agreement will terminate otherwise and (ii) the Defaulting Party has failed to remedy such breach to Non-defaulting Party’s satisfaction within such timescale; or

7.1.2	suffers an Insolvency Event.

7.2	The Company shall be entitled to terminate this Agreement by providing [***] notice in writing to the University.

7.3

In the event of termination, or expiry, of this Agreement, all rights and licences granted to the Company under this Agreement shall cease; the Company shall cease all use of the Results and the Patent Rights; and the Company shall promptly deliver to the University all Confidential Information of the University (or, at the request of the University, destroy same and certify destruction).

7.4	[***] will be liable for all patent costs outlined in clause 5.2 incurred on or before the termination or expiry date of this Agreement.

7.5	The provisions of Clauses 1, 6, 8, 9, 10, 11, 16, 17, 18 and this Clause 7.5 shall survive termination or expiry of this Agreement.

8.	EXCLUSION OF WARRANTIES

8.1	Each Party represents that it has the right and authority to enter into this Agreement.

8.2

To the maximum extent permitted by law, the University gives no warranty, representation or undertaking whatsoever, express or implied, to the Company that (i) the technology covered by the Patent Rights is free from defects or faults; and/or (ii) the use of the Patent Rights will not infringe the intellectual property rights of any third party. The technology covered by the Patent Rights is provided “as is” without any express or implied warranties including, but not limited to, the implied warranties of satisfactory quality and fitness for a particular purpose.

8.3	The Company assumes all risks of harm, loss or damage in relation to the Company’s use of the Patent Rights.

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INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

9.	INDEMNITY

9.1

The Company shall indemnify and keep indemnified the Indemnified Parties from and against all Claims and Losses which may be brought against or incurred or suffered by the Indemnified Parties arising out of or related to (i) the Company’s breach of this Agreement; (ii) the Company’s breach of statutory duty; (iii) the Company’s negligence; and/or (iv) the Company’s wilful act or omission in the performance of this Agreement.

9.2

For the purposes of this Clause 9, ‘Claims’ shall mean all demands, claims, proceedings, penalties, fines and liability (whether criminal or civil, in contract, tort or otherwise), and ‘Losses’ shall mean all losses (including without limitation financial losses), damages, legal costs and other expenses of any nature whatsoever. Where the Company is required to indemnify the Indemnified Parties under this Clause 9, the Company shall, at its own expense, instruct lawyers reasonably acceptable to the parties to defend any such actions brought or filed against the Indemnified Parties and within the scope of such indemnity, whether or not the claim was rightfully brought.

10.	LIMITATION OF LIABILITY

10.1

Nothing in this Agreement shall effect either Party’s liability to the other Party (i) for the death or personal injury resulting from its own or that of its employees, contractors or agents’ wilful act or gross negligence; (ii) fraud or fraudulent misrepresentation; or (iii) in relation to any loss which cannot by law be excluded or limited.

10.2

Neither Party shall be liable to the other in contract, delict, negligence, breach of statutory duty or otherwise for any indirect, incidental, special or consequential loss and/or damage of any kind (including but not limited to any loss of profit or anticipated revenue, depletion of goodwill, loss of use or data and/or business interruption) even if such was reasonably foreseeable or if such Party was notified in advance of the possibility of such loss and/or damage.

11.	CONFIDENTIALITY

11.1

The Party receiving or acquiring Confidential Information (the “Receiving Party”) from the other Party (the “Disclosing Party”) undertakes to keep confidential the Confidential Information for a period of [***] and: :

11.1.1	keep all such Confidential Information confidential;

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11.1.2	use the Confidential Information exclusively for the purpose of this Agreement or to exercise its rights under this Agreement; and

11.1.3

disclose the same only to those of its employees, agents or representatives to whom and to the extent that such disclosure is reasonably necessary for the purpose of this Agreement and solely under terms of confidentiality which are consistent with the terms hereunder.

11.2	The obligations of confidentiality in Clause 11.1 shall not extend to Confidential Information which:

11.2.1	is already known to the Receiving Party before the Commencement Date;

11.2.2	is already in the public domain or subsequently comes into the public domain other than by breach of this Agreement;

11.2.3	is required to be disclosed by law or regulation or the order of a competent court of other authority;

11.2.4

the Receiving Party can demonstrate it independently developed it; is received from a third party who has the right to disclose it; or the Receiving Party has been given prior written permission by the Disclosing Party to disclose.

12.	WAIVER

Failure by either Party to enforce at any time or for any period any term of this Agreement does not constitute and shall not be construed as a waiver of such term and shall not affect the right later to enforce such term and any other term in this Agreement.

13.	NOTICES

13.1	Any notice, request or consent under this Agreement shall be in writing and shall be sufficiently served if sent by recorded delivery post to the following address:

In the case of notices to the Edinburgh to:

[***]

and marked for the attention of the [***] (quoting reference [***]) or such other address as may be intimated from time to time in writing by the University to the Company.

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DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE

INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

In the case of notices to the Company to:

535 West 24th St, 5th Floor

New York, NY 10001

and marked for the attention of [***] or such other address as may be intimated from time to time in writing by the Company to the University

13.2

Notice sent by recorded delivery post shall be deemed duly served at the expiry of [***] after the date of posting. In proving service, it shall be sufficient to prove that the envelope was duly addressed to the appropriate Party in accordance with this Clause 13.

14.	FORCE MAJEURE

Neither Party shall be liable for any delay in performing or for failure to perform its obligations under this Agreement or be held to be in breach of this Agreement caused by an event of Force Majeure. If an event of Force Majeure occurs, the affected Party shall be excused such performance (but only such performance) during the period of such Force Majeure event. Each Party shall use its reasonable endeavours to minimise the effects of any event of Force Majeure.

15.	ASSIGNATION

Neither Party may assign all or any part of the benefits or burdens of this Agreement without the prior written consent of the other Party.

16.	SEVERABILITY

If any provision of this Agreement is held to be void or unenforceable by any legislation or judicial or administrative authority, such provision shall be deemed to be severable and shall not affect the validity of the remaining portion of this Agreement which shall remain in force and effect as if this Agreement had been granted with no such provision and it is hereby declared the intention of the Parties that they would have executed the remaining portion of this Agreement without including therein any such provision.

17.	ENTIRE AGREEMENT

This Agreement sets out the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understandings or arrangements whatsoever between the Parties.

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HARMFUL IF PUBLICLY DISCLOSED.

18.	GOVERNING LAW AND JURISDICTION

This Agreement, all questions of construction, validity and performance under this Agreement and any dispute arising out of in connection with the subject matter of this Agreement (including non-contractual disputes) shall be governed by the laws of England.

The Parties hereby irrevocably prorogate the exclusive jurisdiction of the English courts.

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HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF the Parties have caused this Agreement to be executed in duplicate on the day and year underwritten by their duly authorised officers.

SIGNED on behalf of the University Court of the University of Edinburgh on the date given and before the witness hereto subscribing:

Signed	/s/ [***]	Date 01/07/2020
Name	[***]
[***]

Witness:

Signed	/s/ [***]
Full Name	[***]
Address	[***]

SIGNED on behalf of Neurogene Inc. on the date given and before the witness hereto subscribing:

Signed	/s/ [***]	Date 12/11/2019
Name	[***]
[***]

Witness:

Signed	/s/ [***]
Full name	[***]
Address	[***]